EXHIBIT 32.1
CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO SECTION 906
OF THE SARBANES-OXLEY ACT OF 2002
In connection with the Quarterly Report on Form 10-Q (the “Report”) of Entegris, Inc, a Delaware corporation (the “Company”), for the period ended September 26, 2026 as filed with the Securities and Exchange Commission on the date hereof, David Reeder, President and Chief Executive Officer of the Company, and Sukhi Nagesh, Senior Vice President and Chief Financial Officer of the Company, each hereby certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 that:
(1)The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and
(2)The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: October 29, 2026	/s/ David Reeder
David Reeder
President and Chief Executive Officer

/s/ Sukhi Nagesh
Sukhi Nagesh
Senior Vice President and Chief Financial Officer